Exhibit 4.1

AMENDMENT NO. 13 TO AND WAIVER UNDER

THE CREDIT AGREEMENT

Dated as of March 30, 2006

AMENDMENT NO. 13 TO AND WAIVER UNDER THE CREDIT AGREEMENT, dated as of March 30, 2006 (this “Amendment”), among DRESSER, INC., a Delaware corporation (the “U.S. Borrower”), D.I. LUXEMBOURG S.A.R.L., a corporation organized and existing under the laws of Luxembourg (the “Euro Borrower”, and, collectively with the U.S. Borrower, the “Borrowers”), DRESSER HOLDINGS, INC., a Delaware corporation (“Dresser Holdings” or the “Parent”), DEG ACQUISITIONS, LLC, a Delaware limited liability company (“DEG Acquisitions”), the Lenders listed on the signature pages hereto and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent.

WITNESSETH:

WHEREAS, the Borrowers, DEG Acquisitions, the Subsidiary Guarantors, the Lender Parties party thereto and the Agents have entered into a Credit Agreement dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 thereto dated as of June 30, 2003, Amendment No. 6 and Waiver thereto dated as of August 5, 2003, Amendment No. 7 thereto dated as of March 1, 2004, Amendment No. 8 and Waiver thereto dated as of March 18, 2005, Amendment No. 9 and Waiver thereto dated as of May 27, 2005, Amendment No. 10 and Waiver thereto dated as of July 14, 2005, Amendment No. 11 and Waiver thereto dated as of September 29, 2005 and Amendment No. 12 and Waiver thereto dated as of November 14, 2005, and as modified by the Consent dated as of June 3, 2004 (as so amended and modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement). Dresser Holdings has entered into an Assignment and Assumption Agreement dated as of July 3, 2002 with DEG Acquisitions whereby Dresser Holdings assumed the duties and liabilities of DEG Acquisitions under the Credit Agreement and the Security Agreement.

WHEREAS, the Borrowers desire to (a) amend certain provisions of the Credit Agreement and (b) waive certain Defaults and Events of Default under the Credit Agreement, in each case as provided herein;

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to grant the Borrowers’ request as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is, effective as of the date hereof, hereby amended as follows:

(a) Section 5.01 is amended by adding the following clause (r) at the end thereof:

“(r) On or prior to April 17, 2006, and notwithstanding any other time limits specified in Section 5.03(b), the U.S. Borrower shall furnish to the Agents and the Lender Parties (i) audited annual financial statements for the Fiscal Year ended in 2005, as required by Section 5.03(b) and (ii) to the extent that the annual financial statements for the Fiscal Years ended in 2003 or 2004 are required to be restated in connection with the preparation of such financial statements for the Fiscal Year ended in 2005, revised audited financial statements for such Fiscal Years, as required by Section 5.03(b), it being agreed that the delivery of the financial statements contained in the U.S. Borrower’s Annual Report on Form 10-K for the Fiscal Year ended in 2005, if such financial statements include the restated annual financial statements for the Fiscal Years ended in 2003 or 2004, shall satisfy the requirements of this clause (ii).”

(b) Section 5.02(a)(viii) is amended by deleting the word “Domestic” where it appears in the term “Domestic Subsidiary” therein and by inserting the phrase “or its equivalent in another currency” immediately after the phrase “do not exceed U.S.$50,000,000”.

(c) Section 5.02(g)(ii) is amended by inserting the parenthetical “(A)” between the phrases “the Person receiving any cash in connection with such Restricted Payment is” and “the U.S. Borrower or any of its Subsidiaries” and by adding the phrase “or (B) any other Person that is an equity holder of such Subsidiary, provided that any Restricted Payments made pursuant to this clause 5.02(g)(ii)(B) shall not, in the aggregate, exceed U.S.$5,000,000 or its equivalent in another currency” immediately after the phrase “the U.S. Borrower or any of its Subsidiaries”.

(d) Section 5.03(b) is amended by inserting the parenthetical “(or, if the U.S. Borrower files a Form 12b-25 with the Securities and Exchange Commission no later than the 91st day after the end of such Fiscal Year relating to the filing of its annual report on Form 10-K for such Fiscal Year, 105 days)” immediately after the phrase “As soon as possible and in any event within 90 days after the end of each Fiscal Year” where it appears in the first sentence thereof.

(e) Section 5.03(c) is amended by inserting the parenthetical “(or, if the U.S. Borrower files a Form 12b-25 with the Securities and Exchange Commission no later than the 46th day after the end of a fiscal quarter relating to the filing of its quarterly report on Form 10-Q for such fiscal quarter, 50 days)” immediately after the phrase “As soon as possible and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year” where it appears in the first sentence thereof.

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SECTION 2. Waiver and Standstill. (a) Subject to Section 3 hereof, the Required Lenders hereby waive any Default or Event of Default in respect of the provisions of Sections 2.06(b)(ii) (but only in respect of equity proceeds in an amount not greater than $10,000,000 used to finance an asset acquisition), 2.07(a), 2.08(c), 3.01(a)(vi), 3.01(c), 3.01(e), 3.01(i), 3.02, 4.01(g), 4.01(h), 4.01(i), 4.01(j), 4.01(q)(ii), 5.01(a), 5.01(g), 5.02(b)(ii)(F) and (G), 5.02(f)(vii), (viii) and (ix), 5.02(g), 5.03(a), 5.03(b), 5.03(c), 5.03(d), 5.04(a) and 5.04(b) of the Credit Agreement and any related or substantially comparable provision of any Loan Document, in each case consisting of, resulting from or relating in any respect to (i) the re-audit, revision or restatement of any financial statement delivered prior to the date of this Amendment by the U.S. Borrower or any of its Subsidiaries (including, without limitation, any misstatement therein or in any certificate, representation or warranty relating thereto and any error, defect or deficiency in accounting procedures or in the application of accounting principles reflected thereby or relating thereto), (ii) any failure to deliver any such financial statement or the 2005 audited annual financial statements when or as required, except as required by Section 5.01(r), (iii) any failure to comply with any obligation that became required to be performed or observed under any of such provisions by reason of the occurrence of any such Default or Event of Default or (iv) any misstatement as to the absence of any such Default or Event of Default.

(b) Subject to Section 3 hereof, the Required Lenders waive any Default or Event of Default now existing or hereafter arising under Section 6.01(e) of the Credit Agreement resulting from a default under Section 4.03 of the Indenture under which the Senior Subordinated Debt was issued; provided, however, that the exercise by the Trustee or the requisite holders of Senior Subordinated Notes of their right to give a notice of acceleration pursuant to Section 6.02 of such Indenture by reason of the existence of such default under Section 4.03 of the Indenture shall constitute an immediate Event of Default.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date when each of the conditions set forth in this Section 3 to this Amendment shall have been fulfilled to the satisfaction of the Administrative Agent.

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, (b) the Administrative Agent and (c) the Required Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

(ii) Payment of Fees and Expenses. The U.S. Borrower shall have paid (a) to the Administrative Agent, for the benefit of each Lender executing this Amendment on or before March 29, 2006, a fee equal to 0.05% of the aggregate Revolving Credit Commitments and Tranche C Term Advances of each such Lender and (b) all expenses (including the fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

(iii) Execution of Consent. The Administrative Agent shall have received counterparts of a Consent substantially in the form of Exhibit A to this Amendment, duly executed by each of the entities listed therein.

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(iv) Waiver Under Refinancing Loan Agreement. The requisite number of lenders under the Refinancing Loan Agreement shall have agreed to waive any defaults under the Refinancing Loan Agreement arising from the matters referred to herein, on terms satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

(a) On the date hereof, after giving effect to this Amendment, (i) no event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default and (ii) all representations and warranties set forth in the Loan Documents shall be true and correct in all material respects.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrowers of this Amendment and by the Guarantors and the Grantors of the consent attached hereto or other transactions contemplated hereby.

(c) This Amendment has been duly executed and delivered by the Borrowers. The consent attached hereto has been duly executed and delivered by each of the Guarantors and the Grantors. This Amendment and each of the other Loan Documents, as amended hereby, to which each Borrower, each Guarantor and each Grantor is a party are legal, valid and binding obligations of such Borrower, such Guarantor and such Grantor, as applicable, enforceable against such Borrower, such Guarantor and such Grantor, as applicable, in accordance with their respective terms.

SECTION 5. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of

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which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 8. Entire Agreement; Modification. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[Signatures follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

DRESSER, INC., as U.S. Borrower

By:		/s/ ROBERT D. WOLTIL
	Name:	Robert D. Woltil
	Title:	Senior Vice President and Chief Financial Officer

D.I. LUXEMBOURG S.A.R.L., as Euro Borrower

By:		/s/ ROBERT D. WOLTIL
	Name:	Robert D. Woltil
	Title:	Director

DEG ACQUISITIONS, LLC

By:	FIRST RESERVE FUND VIII, L.P.,
a Delaware limited partnership, its Manager

	By:	FIRST RESERVE GP VIII, L.P.,
a Delaware limited partnership, its general partner

		By:	FIRST RESERVE CORPORATION,
a Delaware corporation, its general partner

		By:		/s/ THOMAS R. DENISON
			Name:	Thomas R. Denison
			Title:	Managing Director

DRESSER HOLDINGS, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer and President

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:		/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Managing Director

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:		/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Managing Director

EXHIBIT A TO AMENDMENT NO. 13

CONSENT

Reference is made to the Credit Agreement, dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 dated as of June 30, 2003, Amendment No. 6 and Waiver thereto dated as of August 5, 2003 and Amendment No. 7 thereto dated as of March 1, 2004, Amendment No. 8 and Waiver thereto dated as of March 18, 2005, Amendment No. 9 and Waiver thereto dated as of May 27, 2005, Amendment No. 10 and Waiver thereto dated as of July 14, 2005, Amendment No. 11 and Waiver thereto dated as of September 29, 2005 and Amendment No. 12 and Waiver thereto dated as of November 14, 2005 and as modified by the Consent thereto dated as of June 3, 2004, among the Borrowers, the Lender Parties party thereto, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (such Credit Agreement, as so amended and modified, the “Credit Agreement”).

Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 13 to and Waiver under the Credit Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 13 to and Waiver under the Credit Agreement, and (b) the Collateral Documents to which such Person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations and the Guaranteed Obligations, respectively (in each case, as defined therein).

DEG ACQUISITIONS, LLC

By:	FIRST RESERVE FUND VIII, L.P.,
a Delaware limited partnership, its Manager

	By:	FIRST RESERVE GP VIII, L.P.,
a Delaware limited partnership, its general partner

By:	FIRST RESERVE CORPORATION,
a Delaware corporation, its general partner

	By:		/s/ THOMAS R. DENISON
		Name:	Thomas R. Denison
		Title:	Managing Director

DRESSER HOLDINGS, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer and President

DRESSER INTERNATIONAL, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer and President

DRESSER RE, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer and President

DRESSER RUSSIA, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer and President

LVF HOLDING CORPORATION

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer and President

DRESSER ENTECH, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer and President

RING-O VALVE, INCORPORATED

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer and President

DRESSER CHINA, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer and President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender
[Print Name of Financial Institution]

By:		/s/ JAMES F. KELLOGG III
	Name:	James F. Kellogg III
	Title:	Managing Director

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender
[Print Name of Financial Institution]

By:		/s/ JAMES F. KELLOGG III
	Name:	James F. Kellogg III
	Title:	Managing Director

LENDERS

Columbus Loan Funding Ltd.

By:	Citigroup Alternative Investments LLC

By:	/s/ JOHN O’CONNELL
Name:	John O’Connell
Title:	Vice President

LENDERS

Citigroup Investments Corporate Loan Fund Inc.

By:	Citigroup Alternative Investments LLC

By:	/s/ JOHN O’CONNELL
Name:	John O’Connell
Title:	Vice President

LENDERS

FRANKLIN FLOATING RATE DAILY ACCESS FUND
[Print Name of Financial Institution]

By:		/s/ RICHARD HSU
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

ALZETTE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

INVESCO EUROPEAN CDO I S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

PETRUSSE EUROPEAN CLO S.A.fvfv

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

KATONAH III, LTD. by Sankaty Advisors LLC as Sub-Advisors

By:		/s/ JAMES F. KELLOGG III
	Name:	James F. Kellogg III
	Title:	Managing Director

LENDERS

Venture IV CDO Limited

By:	its investment advisor, MJX Asset Management LLC

By:		/s/ KEN OSTMARIN
	Name:	Ken Ostmarin
	Title:	Director

LENDERS

Clydesdale CLO 2003 Ltd [Print Name of Financial Institution]

By:		/s/ RICHARD W. STEWART
	Name:	Richard W. Stewart
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

Clydesdale CLO 2004, Ltd [Print Name of Financial Institution]

By:		/s/ RICHARD W. STEWART
	Name:	Richard W. Stewart
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

VELOCITY CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. WAYNE HOSANG
Name:	G. Wayne Hosang
Title:	VICE PRESIDENT

By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director

LENDERS

Katonah II, Ltd. by Sankaty Advisors LLC as Sub-Advisors
[Print Name of Financial Institution]

By:		/s/ JAMES F. KELLOGG II
	Name:	James F. Kellogg II
	Title:	Managing Director

LENDERS

MUIRFIELD TRADING LLC

By:		/s/ CRISTINA HIGGINS
	Name:	Cristina Higgins
	Title:	Assistant Vice President

LENDERS

ORIX Financial Services, Inc.

By:		/s/ JORGE L. JARAMILLO
	Name:	Jorge L. Jaramillo
	Title:	Managing Director

LENDERS

Aeries Finance-II Ltd.

By:	Patriarch Partners X, LLC, its Managing Agent

By:		/s/ LYNN TILTON
	Name:	Lynn Tilton
	Title:	Manager

LENDERS

LONG LANE MASTER TRUST II [Print Name of Financial Institution]

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Authorized Agent

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Team Lender [Print Name of Financial Institution]

By:		/s/ JAMES F. KELLOGG III
	Name:	James F. Kellogg III
	Title:	Managing Director

LENDERS

SEQUILS-LIBERTY, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

BALLANTYNE FUNDING LLC
[Print Name of Financial Institution]

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

Ameriprise Certificate Company By: RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ YVONNE E. STEVENS
	Name:	Yvonne E. Stevens
	Title:	Sr. Managing Director

LENDERS

Gale Force 1 CLO, Ltd.

By:	GSO Capital Partners LP as Collateral Manager

By:		/s/ SANJAL BHONSLE
	Name:	Sanjal Bhonsle
	Title:	Authorized Signatory

LENDERS

Sequils-Centurion V, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor-Fixed Income

LENDERS

Highland Floating Rate LLC

By:		/s/ JOE DOUGHERTY
	Name:	Joe Dougherty
	Title:	Sr. Vice President

LENDERS

Jasper CLO, Ltd.

By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:		/s/ MARK K OKADA
	Name:	Mark K Okada
	Title:	Executive Vice President Strand Advisors Inc. General Partner of Highland Capital Management, LP

LENDERS

Stone Tower CDO II Ltd
By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:		/s/ MICHAEL W. DELPERCIO
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

LENDERS

Stone Tower CDO II Ltd
By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:		/s/ MICHAEL W. DELPERCIO
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

LENDERS

Stone Tower CDO III Ltd
By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:		/s/ MICHAEL W. DELPERCIO
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

LENDERS

ALLIED IRISH BANK PLC,

By:		/s/ MARGARET BRENNAN
	Name:	Margaret Brennan
	Title:	Sr. Vice President

By:		/s/ ROISIN O’CONNELL
	Name:	Roisin O’Connell
	Title:	Vice President

LENDERS

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ AMERICO CASCELLA
Name:	Americo Cascella
Title:	Vice President

LENDERS

Ares IV CLO Ltd.

By:	Ares CLO Management IV, L.P., Investment Manager

By:	Ares CLO GP IV, LLC, Its Managing Member

By:		/s/ AMERICO CASCELLA
	Name:	Americo Cascella
	Title:	Vice President

LENDERS

Ares III CLO Ltd.

By:	ARES CLO Management LLC, Investment Manager

By:		/s/ AMERICO CASCELLA
	Name:	Americo Cascella
	Title:	Vice President

LENDERS

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

By:		/s/ AMERICO CASCELLA
	Name:	Americo Cascella
	Title:	Vice President

LENDERS

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC Its General Partner

By:	/s/ AMERICO CASCELLA
Name:	Americo Cascella
Title:	Vice President

LENDERS

SEQUILS-Glace Bay, Ltd.

By:	GSO Capital Partners LP as Collateral Manager

By:	/s/ SANJAL BHONSLE
Name:	Sanjal Bhonsle
Title:	Authorized Signatory

LENDERS

HUDSON STRAITS CLO 2004, LTD.

By:	GSO Capital Partners LP as Collateral Manager

By:	/s/ SANJAL BHONSLE
Name:	Sanjal Bhonsle
Title:	Authorized Signatory

LENDERS

280 FUNDING I

By	GSO Capital Partners LP

By:	/s/ GEORGE FAN
Name:	George Fan
Title:	Authorized Signatory

LENDERS

FOXE BASIN CLO 2003, LTD.

By:	GSO Capital Partners LP as Collateral Manager

By:	/s/ SANJAL BHONSLE
Name:	Sanjal Bhonsle
Title:	Authorized Signatory

LENDERS

Trimaran CLO IV Ltd.
By	Trimaran Advisors, L.L.C.

By:		/s/ DAVID M. MILLISON
	Name:	David M. Millison
	Title:	Managing Director

LENDERS

Ballyrock CLO II Limited,
By	Ballyrock Investment Advisors LLC, as Collateral Manager

By:		/s/ LISA RYMUT
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

LENDERS

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:		/s/ MARK OSTERHELD
	Name:	Mark Osterheld
	Title:	Assistant Treasurer

LENDERS

Black Diamond International Funding, Ltd.

By:		/s/ ALAN CORKISH
	Name:	Alan Corkish
	Title:	Director

LENDERS

Allstate Life Insurance Company
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	CHRIS GOERGEN
	Title:	Authorized Signatory

By:		/s/ BREEGE A. FARRELL
	Name:	Breege A. Farrell
	Title:	Authorized Signatory

AIMCO CDO, Series 2000-A
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	CHRIS GOERGEN
	Title:	Authorized Signatory

By:		/s/ BREEGE A. FARRELL
	Name:	Breege A. Farrell
	Title:	Authorized Signatory

AIMCO CLO, Series 2005-A
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	CHRIS GOERGEN
	Title:	Authorized Signatory

By:		/s/ BREEGE A. FARRELL
	Name:	Breege A. Farrell
	Title:	Authorized Signatory

LENDERS

Franklin CLO I, Limited

By:		/s/ ALEX GUANG YU
	Name:	Alex Guang Yu
Title:

LENDERS

LONG LANE MASTER TRUST IV

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Authorized Agent

LENDERS

Nomura Bond & Loan Fund
[Print Name of Financial Institution]

By:		/s/ RICHARD W. STEWART
	Name:	Richard W. Stewart
	Title:	Managing Director

	By:	UFJ Trust Bank Limited as Trustee
	By:	Nomura Corporate Research and Asset Management Inc. Attorney in Fact

LENDERS

Wrigley CDO, Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Waveland – INGOTS, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS

Southport CLO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS

ROYALTON COMPANY

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS

DELANO Company

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS

Addison CDO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar Managing Director

LENDERS

ELT LTD.

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

BIRCHWOOD FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

Erste Bank New York

By:		/s/ ROBERT J. WAGMAR
	Name:	Robert J. Wagmar
	Title:	Director

By:		/s/ BRYAN LYNCH
	Name:	Bryan Lynch
	Title:	First Vice President

LENDERS

ELF Funding Trust III			MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.

By:	New York Life Investment Management LLC, as Attorney-in-Fact		By:	New York Life Investment Management LLC

By:		/s/ ROBERT H. DIAL	By:		/s/ ROBERT H. DIAL
	Name:	ROBERT H. DIAL		Name:	ROBERT H. DIAL
	Title:	Managing Director		Title:	Managing Director

NYLIM Flatiron CLO 2004-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:		/s/ ROBERT H. DIAL
	Name:	ROBERT H. DIAL
	Title:	Managing Director

LENDERS

LOAN FUNDING XIII for itself or as agent for Corporate Funding XIII, as a Lender

By:		/s/ JONATHAN J. MARKS
	Name:	Jonathan J. Marks
	Title:	Principal

Silvermine Capital Management, LLC
263 Tresser Blvd.
10th Floor
Stamford, CT 06901
(T) 203 399-3030
(F) 203 399-3002

LENDERS

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By:	ING Investments, LLC as its Investment manager

By:	/s/ THEODORE M. HANG
Name:	Theodore M. Hang
Title:	Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
By:	ING Investments, LLC as its Investment manager

By:	/s/ THEODORE M. HANG
Name:	Theodore M. Hang
Title:	Vice President

ING PRIME RATE TRUST
By:	ING Investment Management Co. as its Investment manager

By:	/s/ THEODORE M. HANG
Name:	Theodore M. Hang
Title:	Vice President

ING SENIOR INCOME FUND
By:	ING Investment Management Co. as its Investment manager

By:	/s/ THEODORE M. HANG
Name:	Theodore M. Hang
Title:	Vice President

LENDERS

INDOSUEZ CAPITAL FUNDING VI, LIMITED, as a Lender
By:	LYON CAPITAL MANAGEMENT LLC As Collateral Manager

	By:		/s/ ALEXANDER B. KENNA
		Name:	Alexander B. Kenna
		Title:	Portfolio Manager

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

GENERAL ELECTRIC CAPITAL CORPORATION

By:		/s/ JEFFREY SKINNER
	Name:	Jeffrey Skinner
	Title:	Duly Authorized Signatory

LENDERS

Stanfield Carrera CLO, Ltd.
By:	Stanfield Capital Partners LLC as its Asset Manager
[Print Name of Financial Institution]

By:		/s/ STEPHEN M. ALFIERI
	Name:	Stephen M. Alfieri
	Title:	Managing Partner

LENDERS

Stanfield Arbitrage CDO, Ltd.
By:	Stanfield Capital Partners LLC as its Collateral Manager
[Print Name of Financial Institution]

By:		/s/ COLIN DONLAN
	Name:	Colin Donlan
	Title:	Director

LENDERS

Fall Creek CLO, Ltd.

By:	/s/ THOMAS N. DAVIS
Thomas N. Davis Authorized Signor

LENDERS

CONTINENTAL ASSURANCE COMPANY on behalf of its Separate Account (E) [Print Name of Financial Institution]

By:		/s/ MARILOU R. MCGIRR
	Name:	Marilou R. McGirr
	Title:	Vice President and Treasurer

LENDERS

CONTINENTAL CASUALTY COMPANY [Print Name of Financial Institution]

By:		/s/ MARILOU R. MCGIRR
	Name:	Marilou R. McGirr
	Title:	Vice President and Treasurer

LENDERS

AMMC CLO III, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:		/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDERS

IDS Life Insurance Company

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ YVONNE E. STEVENS
	Name:	Yvonne E. Stevens
	Title:	Sr. Managing Director

LENDERS

Centurion CDO VII, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

LENDERS

Centurion CDO VI, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

LENDERS

Centurion CDO III, Limited

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

LENDERS

Centurion CDO II, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

LENDERS

NORTHWOODS CAPITAL IV, LIMITED
BY:	ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER
[Print Name of Financial Institution]

By:		/s/ BRUCE MARTIN
	Name:	BRUCE MARTIN
	Title:	MANAGING DIRECTOR

LENDERS

NORTHWOODS CAPITAL VI, LIMITED
BY:	ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER
[Print Name of Financial Institution]

By:		/s/ BRUCE MARTIN
	Name:	BRUCE MARTIN
	Title:	MANAGING DIRECTOR

LENDERS

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P.,
Investment Manager

By:	Ares CLO GP VIR, LLC,
Its General Partner

By:		/s/ AMERICO CASCELLA
	Name:	Americo Cascella
	Title:	Vice President

LENDERS

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P.,
Investment Manager

By:	Ares CLO GP VII, LLC,
Its General Partner

By:		/s/ AMERICO CASCELLA
	Name:	Americo Cascella
	Title:	Vice President

LENDERS

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research
as Investment Advisor
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Unknown
By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE CDO III, LTD.
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE CDO VI LTD.
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Eaton Vance CDO VII PLC
By:	Eaton Vance Management as Interim Investment Advisor
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Eaton Vance CDO VIII, Ltd.
By:	Eaton Vance Management As Investment Advisor
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

GRAYSON & CO
BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian
By:	Eaton Vance Management, Attorney in fact
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

BIG SKY III SENIOR LOAN TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE
VT FLOATING-RATE INCOME FUND
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE
LIMITED DURATION INCOME FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

TOLLI & CO.
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE FLOATING-RATE INCOME TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Unknown
DIVERSIFIED INCOME FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Eaton Vance Variable Leverage Fund Ltd.
By:	Unknown Management As Investment Advisor
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Metlife Insurance & Investment Trust
[Print Name of Financial Institution]

By:		/s/ JAMES R. DINGLER
	Name:	James R. Dingler
	Title:	Director

LENDERS

Travelers Insurance Company by By: Metropoliton Life Insurance Company its Investment Manager
[Print Name of Financial Institution]

By:		/s/ JAMES R. DINGLER
	Name:	James R. Dingler
	Title:	Director

LENDERS

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	KAREN S. KLAPPER
	Title:	AUTHORIZED SIGNATORY

LENDERS

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

By:		/s/ KAREN S. KLAPPER
	Name:	KAREN S. KLAPPER
	Title:	AUTHORIZED SIGNATORY

LENDERS

SERVES 2006-1, Ltd. By PPM America, Inc., as Collateral Manager

By:		/s/ DAVID C. WAGNER
	Name:	David C. Wagner
	Title:	Managing Director

PUTNAM FLOATING RATE INCOME FUND

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

PUTNAM HIGH YIELD TRUST

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

PUTNAM DIVERSIFIED INCOME TRUST

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

PUTNAM PREMIER INCOME TRUST

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

COMSTOCK FUNDING LTD.

By:		/s/ JONATHAN J. MARKS
	Name:	Jonathan J. Marks
	Title:	Principal

Silvermine Capital Management, LLC
263 Tresser Blvd.
10th Floor
Stamford, CT 06901
(T) 203 399-3030
(F) 203 399-3002

LENDERS

EAGLE CREEK CLO, Ltd.

By:		/s/ THOMAS N. PARIS
	Name:	Thomas N. Paris
	Title:	Authorized Signor

LENDERS

DEUTSCHE BANK AG NEW YORK BRANCH
By:	DB SERVICES NEW JERSEY, INC.

By:		/s/ EDWARD SCHAFFER
	Name:	Edward Schaffer
	Title:	Vice President

By:		/s/ DEIRDRE WHORTON
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

LENDERS

TRANSAMERICA BUSINESS CAPITAL

By:		/s/ JEFFREY A. SKINNER
	Name:	Jeffrey A. Skinner
	Title:	Duly Authorized Signatory

LENDER

CELERITY CLO LIMITED
By:	TCW Advisors, Inc., as Agent

By:		/s/ G. WAYNE HOSANG
G. WAYNE HOSANG
	Title:	VICE PRESIDENT

By:		/s/ JONATHAN R. INSULL
JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

LENDER

DARIEN LOAN FUNDING COMPANY
By:	TCW Advisors as its Interim
Interim Collateral Manager

By:		/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	VICE PRESIDENT

By:		/s/ JONATHAN R. INSULL
	Name:	JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

LENDER

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:		/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	VICE PRESIDENT

By:		/s/ JONATHAN R. INSULL
	Name:	JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

LENDER

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:		/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	VICE PRESIDENT

By:		/s/ JONATHAN R. INSULL
	Name:	JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

LENDER

LOAN FUNDING I LLC,
a wholly owned subsidiary of Citibank, N.A.
By:	TCW Advisors, Inc.,
as Portfolio Manager of Loan Funding I LLC

By:		/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	VICE PRESIDENT

By:		/s/ JONATHAN R. INSULL
	Name:	JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

LENDER

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc., as its Collateral Manager

By:		/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	VICE PRESIDENT

By:		/s/ JONATHAN R. INSULL
	Name:	JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

LENDERS

J.P. Morgan Trust Company (Cayman) Limited, as Trustee for TORAJI TRUST,
By:	Its Investment Manager, Citigroup Alternative Investments LLC

/s/ JOHN O’ CONNELL
	Name:	John O’ Connell
	Title:	VP

LENDERS

Wells Fargo Bank, N.A.

By:		/s/ WILLIAM S. ROGERS
	Name:	William S. Rogers
	Title:	Vice President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender
[Print Name of Financial Institution]

By:		/s/ JAMES F. KELLOGG III
	Name:	JAMES F. KELLOGG III
	Title:	MANAGING DIRECTOR

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender
[Print Name of Financial Institution]

By:		/s/ JAMES F. KELLOGG III
	Name:	JAMES F. KELLOGG III
	Title:	MANAGING DIRECTOR

LENDERS

Sankaty Advisors, Inc., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender
[Print Name of Financial Institution]

By:		/s/ JAMES F. KELLOGG III
	Name:	JAMES F. KELLOGG III
	Title:	MANAGING DIRECTOR

LENDERS

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender
[Print Name of Financial Institution]

By:		/s/ JAMES F. KELLOGG III
	Name:	JAMES F. KELLOGG III
	Title:	MANAGING DIRECTOR

LENDERS

Bedford CDO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Loan Funding III LLC
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

SEQUILS-MAGNUM, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

[Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC.]

By:		/s/ ROY HYKAL
	Name:	ROY HYKAL
	Title:	Attorney-in-fact

LENDERS

[Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI CFPI Loan Funding LLC.]

By:		/s/ ROY HYKAL
	Name:	ROY HYKAL
	Title:	Attorney-in-fact

LENDERS

HARBOUR TOWN FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

JUPITER LOAN FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

PPM MONARCH BAY FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

PPM SHADOW CREEK FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

STANWICH LOAN FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

NOVA CDO 2001, LTD.
[Print Name of Financial Institution]

By:		/s/ DAVID R. SCHMUCK
	Name:	David R. Schmuck
	Title:	Authorized Signatory

LENDERS

NAVIGATOR CDO 2004, LTD.
[Print Name of Financial Institution]

By: Antares Asset Management Inc., as Agent

By:		/s/ DAVID R. SCHMUCK
	Name:	David R. Schmuck
	Title:	Authorized Signatory

LENDERS

Airlie CBNA Loan Funding LLC, for itself or as agent for Airlie CFPI Loan Funding LLC

By:		/s/ ROY HYKAL
	Name:	ROY HYKAL
	Title:	Attorney-in-fact

LENDERS

Unknown TSB BANK PLC
[Print Name of Financial Institution]

By:		/s/ NICHOLAS J. BRUCE
	Name:	VP, Business Support
	Title:	Credit Services B-081

/s/ MARTO DAL DUCA
Marto Dal Duca
Assistant Vice President
Risk Management & Business Support
D029

LENDERS

FRANKLIN CLO V, LTD

By:		/s/ ALEX GUANG YU
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

LENDERS

FRANKLIN CLO IV, LIMITED

By:		/s/ ALEX GUANG YU
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

LENDERS

Franklin CLO II, Limited

By:		/s/ ALEX GUANG YU
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

LENDERS

Franklin Floating Rate Master Series

By:		/s/ RICHARD HSU
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

Longhorn CDO (Cayman) LTD		DEBT STRATEGIES FUND, INC.
By:	Merrill Lynch Investment Managers, L.P. as Collateral Manager

By:	/s/ UNKNOWN	By:	/s/ UNKNOWN
	Unknown		Unknown
	Authorized Signatory		Authorized Signatory

Longhorn CDO III, LTD.		Unknown
By:	Merrill Lynch Investment Managers, L.P. as Collateral Manager

By:	/s/ UNKNOWN	By:	/s/ UNKNOWN
	Unknown		Unknown
	Authorized Signatory		Authorized Signatory

Merrill Lynch Global Investment Series:		Master Senior Floating Rate Trust
Income Strategies Portfolio
By:	Merrill Lynch Investment Managers, L.P.	By:	/s/ UNKNOWN
	as Investment Advisor		Unknown Authorized Signatory

By:	/s/ UNKNOWN
Unknown
Authorized Signatory

LENDERS

Hewett’s Island CDO, Ltd.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager.

By:		/s/ UNKNOWN
Name:
Title:

LENDERS

[Print Name of Financial Institution]

By:
Name:
Title:

OAK HILL CREDIT PARTNERS I, LIMITED			OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management I, LLC As Investment Manager		By:	Oak Hill CLO Management II, LLC As Investment Manager

By:		/s/ SCOTT D. KRASE	By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase		Name:	Scott D. Krase
	Title:	Authorized Person		Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC As Investment Manager

By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Authorized Person

LENDERS

Bank Leumi USA

By:		/s/ JOUNG HEE HONG
	Name:	Joung Hee Hong
	Title:	Vice President

LENDERS

CALYON NEW YORK BRANCH

By:		/s/ PAGE DILLEHUNT
	Name:	Page Dillehunt
	Title:	Managing Director

By:		/s/ MICHAEL WILLIS
	Name:	Michael Willis
	Title:	Vice President

LENDERS

CREDIT SUISSE NEW YORK BRANCH

By:		/s/ DAVID DODD
	Name:	David Dodd
	Title:	Vice President

By:		/s/ MIKHAIL FAYBUSOVICH
	Name:	Mikhail Faybusovich
	Title:	Associate

LENDERS

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:		/s/ MARTHA HADELER
	Name:	Martha Hadeler
	Title:	Managing Director

By:		/s/ ROBERT WEEDEN
	Name:	Robert Weeden
	Title:	Managing Director

LENDERS

FORTIS CAPITAL CORP.

By:		/s/ UNKNOWN
	Name:	Unknown
	Title:	Unknown

FORTIS CAPITAL CORP.

By:		/s/ DOUGLAS RIAHI
	Name:	Douglas Riahi
	Title:	Managing Director

LENDERS:

BABSON CLO LTD 2004-I
BABSON CLO LTD 2003-I
ELC (CAYMAN) LTD. 1999-II
BABSON CLO LTD 2005-III
SUFFIELD CLO, LIMITED
By: Babson Capital Management LLC as Collateral Manager

By:		/s/ PAUL THOMPSON
	Name:	Paul Thompson
	Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC as Investment Manager

By:		/s/ PAUL THOMPSON
	Name:	Paul Thompson
	Title:	Managing Director

NEWTON CDO LTD By: Babson Capital Management LLC as Investment Manager

By:		/s/ PAUL THOMPSON
	Name:	Paul Thompson
	Title:	Managing Director

SIMSBURY CLO, LIMITED By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By:		/s/ PAUL THOMPSON
	Name:	Paul Thompson
	Title:	Managing Director

LENDERS

LANDMARK CDO LIMITED
By Aladdin Capital Management LLC as Manager

By:		/s/ CHRISTINE M. BARTO
	Name:	Christine M. Barto
	Title:	Authorized Signatory

LENDERS

LANDMARK II CDO LIMITED
By Aladdin Capital Management LLC as Manager

By:		/s/ CHRISTINE M. BARTO
	Name:	Christine M. Barto
	Title:	Authorized Signatory

LENDERS

LANDMARK IV CDO LIMITED
By	Aladdin Capital Management LLC as Manager

By:		/s/ CHRISTINE M. BARTO
	Name:	Christine M. Barto
	Title:	Authorized Signatory

LENDERS

Credit Industriel et Commercial
[Print Name of Financial Institution]

By:		/s/ ANTHONY ROCK	/s/ SEAN MOUNIER
	Name:	Anthony Rock	Sean Mounier
	Title:	Vice President	First Vice President

LENDERS

Venture V CDO Limited
By	its investment advisor, MIX Asset Management LLC
[Print Name of Financial Institution]

By:		/s/ UNKNOWN
	Name:	Unknown
	Title:	Director

LENDERS

Venture III CDO Limited
By	its investment advisor, MIX Asset Management LLC
[Print Name of Financial Institution]

By:		/s/ Unknown
	Name:	Unknown
	Title:	Director

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:		/s/ EUGENE F. MARTIN
	Name:	Eugene F. Martin
	Title:	Vice President
Morgan Stanley Senior Funding, Inc

LENDERS

Morgan Stanley Senior Funding, Inc.

By:		/s/ EUGENE F. MARTIN
	Name:	Eugene F. Martin
	Title:	Vice President
Morgan Stanley Senior Funding, Inc

LENDERS

Metropolitan Life Insurance Company

By:		/s/ JAMES R. DINGLER
	Name:	James R. Dingler
	Title:	Director